LYRIS, INC.
ANNUAL INCENTIVE BONUS PLAN

     1. Objectives. The objectives of the Lyris, Inc. (the “Company”) Annual Incentive Bonus Plan (the “Plan”) are: (a) to communicate and focus employees’ attention on significant business goals; (b) to achieve strong business performance; (c) to maintain high quality employees; (d) to identify and reward superior performance; and (e) to provide a competitive compensation package to attract and retain high quality key employees. The Plan is intended to encourage key employees to achieve and surpass company and individual objectives through the establishment of a mechanism whereby individual performance goals and quarterly and annual Company performance goals are established, such performance goals are reviewed, and cash bonuses are awarded based on the achievement of such goals.

     2. Administration.

          (a) The Plan shall be administered under the direction of the Compensation Committee (the “Committee”) of the board of directors of the Company (the “Board”). If the Board elects to administer this Plan instead of delegating it to the Committee, references herein to the “Committee” shall be deemed to be references to the “Board.”

          (b) The responsibility for ensuring that administrative procedures are established for Plan operation, that the Plan is managed in a timely and effective manner and that periodic analyses of the Plan’s effectiveness are undertaken shall be the duty of a plan administrator (the “Plan Administrator”) appointed by the Committee, who need not be a member of the Committee. The Plan Administrator shall report his findings, conclusions and recommendations regarding the Plan’s operation and effectiveness to the Committee from time to time.

          (c) Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole and absolute discretion, to (i) adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (ii) determine the eligible persons to whom, and the time or times at which, bonuses shall be granted; (iii) determine the amount of cash that shall be the subject of each bonus; (iv) construe the Plan; (v) delegate its duties under the Plan to such agents as it may appoint from time to time; (vi) subject to ratification by the Board, terminate, modify, or amend the Plan; and (vii) make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. Although it is the present intention of the Company to continue the Plan in effect for an indefinite period of time, the Company reserves the right, pursuant to Section 11, to terminate the Plan in its entirety at any time or to modify the Plan as it exists from time to time.

          (d) The Plan year for the Plan shall be the Company’s fiscal year (the “Plan Year”). Bonuses may accrue annually each Plan Year and during each of the four quarters of a Plan Year (“Bonus Cycles”). The Bonus Cycles for the Plan shall be:

          (i) July 1 – September 30;

          (ii) October 1 – December 31;

          (iii) January 1 – March 31; and

          (iv) April 1 – June 30.

     3. Eligibility. Employees eligible to receive bonuses under the Plan are those key employees of the Company and its affiliates who may have a substantial impact on the operating performance of the Company and its affiliates and who are designated by the Committee (each, a “Participant”).

     4. Bonus Opportunities. The bonus opportunities under the Plan with respect to each Participant shall be designed to reflect the overall impact of the Participant on Company performance. For each Plan Year, a Participant will be eligible to receive a bonus (each, an “Annual Bonus”), all or a portion of which may be based on the Participant’s attainment of specified individual quarterly or annual performance objectives (an “Individual Incentive Bonus”) and all or a portion of which may be based on the attainment of Company performance objectives achieved in each Bonus Cycle (each a “Bonus Cycle Performance Award”) and in each Plan Year (an “Additional Bonus Award” and, together with the four Bonus Cycle Performance Award with respect to a Plan Year, a “Performance Bonus”). For each Plan Year, the Committee will specify in writing a percentage of the Participant’s total Annual Bonus that will be an Individual Incentive Bonus and a percentage of the Participant’s total Annual Bonus that will be a Performance Bonus.

     5. Performance Criteria and Bonus Award Amounts.

          (a) Individual Incentive Bonuses. The right of a Participant to receive payment of an Individual Incentive Bonus for a Plan Year or Bonus Cycle will be subject to individual performance criteria and the attainment of a targeted level or levels of performance with respect to such criteria as determined by the Committee in its sole discretion. Such performance criteria and targets need not be uniform with respect to all Participants. With respect to each Bonus Cycle, a Participant will be eligible to earn up to one-fourth of the total Individual Incentive Bonus for a Plan Year (each a “Bonus Cycle Individual Incentive Award”).

          (b) Performance Bonuses. Performance Bonuses will be based upon the following performance criteria: (A) net new monthly rate of revenue (the “MRR Criteria”), (B) total revenue (the “Revenue Criteria”), and (C) corporate earnings before interest, taxes, depreciation and amortization (the “EBITDA Criteria,” and together with the MRR Criteria and the Revenue Criteria, the “Performance Criteria”). In addition, the Committee may select additional performance criteria, including, but not limited to, the performance criteria set forth in the Company’s 2005 Equity Based Compensation Plan (or other equity compensation plan maintained by the Company as may be in effect from time to time) and such additional criteria will be Performance Criteria for purposes of the Plan.

With respect to each Bonus Cycle and Plan Year, the Committee will establish in writing the target level or levels that must be achieved with respect to each Performance Criteria in order for the Performance Bonus to be earned in full for such Plan Year. With respect to each Performance Bonus amount for a Plan Year the Committee will establish in writing the portion of the Performance Bonus that is contingent upon achievement of the applicable target level(s) with respect to each Performance Criteria (e.g., 50% contingent upon achievement of the MRR Criteria, 30% contingent upon achievement of the Revenue Criteria, and 20% contingent upon achievement of the EBITDA Criteria).

          (i) Bonus Cycle Awards. With respect to each Bonus Cycle, a Participant will be eligible to earn a Bonus Cycle Performance Award. The target amount a Participant is eligible to earn with respect to each of the four Bonus Cycle Performance Awards for a Plan Year will be established by the Committee. A Participant will receive payment of a Bonus Cycle Award (A) to the extent the applicable targets are satisfied with respect to each of the Performance Criteria for the Bonus Cycle, and (B) provided the Participant is employed by the Company through the end of the Bonus Cycle and from the end of the Bonus Cycle until the date the Bonus Cycle Award is paid.

          (ii) Additional Bonus Awards. Participants shall be eligible for an Additional Bonus Award with respect to a Plan Year (A) to the extent the applicable targets are satisfied or exceeded with respect to each of the Performance Criteria for the Plan Year, and (B) provided the Participant is employed by the Company through the end of the Plan Year and from the end of the Plan Year until the date of the Additional Bonus Award payment applicable to the Plan Year.

     6. Review and Modifications.

          (a) Performance will be revised at appropriate intervals as financial and operating results are available. All financial and operating results will be revised by the controller of the Company and the achievement of all objectives shall be approved by the Committee prior to the payment of awards by the Plan Administrator.

          (b) At the discretion of the Committee, an Individual Incentive Bonus or a Performance Bonus, either individually or collectively, may be increased, decreased, or completely eliminated at any time before payment on the basis of the following considerations: (i) Company performance relative to its competitors; (ii) balancing of long-term versus short-term considerations; (iii) handling of unforeseen opportunities and obstacles; or (iv) individual professional conduct.

     7. Bonus Award Payments.

          (a) Payment of earned Bonus Cycle Individual Incentive Awards and Bonus Cycle Performance Awards (collectively, “Bonus Cycle Awards”) will be made as soon as possible after the close of each Bonus Cycle upon the approval of the Committee but in no event later than September 15 of the year following the end of the Plan Year to which the Bonus Cycle Award relates.

          (b) Individual Incentive Bonuses and Additional Bonus Awards earned will be paid as soon as possible after the close of the applicable Plan Year upon approval of the Committee but in no event later than September 15 of the year following the end of the Plan Year to which such bonuses relate.

          (c) The Company is authorized to withhold from any bonus granted, or any payment relating to a bonus under this Plan, amounts of withholding and other taxes due or potentially payable in connection with such payment, and to take such other action as the Committee may deem advisable to enable the Company and Participant to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any payment under the Plan. The Company may also withhold from such amounts any loans or other amounts due to the Company by the Participant.

          (d) If, due to mistake or for any other reason, a person receives benefits under the Plan in excess of what the Plan provides, that person shall repay the overpayment to the Company in a lump sum within thirty (30) days of notice of the amount of overpayment. If that person fails to repay the overpayment, then without limiting any other remedies available to the Company, the Company may deduct the amount, to the extent allowable by law, of the overpayment from any other amounts payable to the person.

     8. Notices. Any notice required or permitted to be given by the Company or the Committee pursuant to the Plan shall be deemed given when personally delivered or deposited in the United States mail, registered or certified, postage prepaid, addressed to the Participant, his heirs, executors, administrators, successors, assigns or transferees, at the last address shown for the Participant on the records of the Company or subsequently provided in writing to the Company.

     9. Limitation of Liability.

          (a) The Plan Administrator and the Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him/her by any officer or employee of the Company or a subsidiary thereof, the Company’s legal counsel, independent auditors, consultants or any other agents assisting in the administration of this Plan. The Plan Administrator and members of the Committee and any officer or employee of the Company or a subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to this Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination.

          (b) Neither this Plan nor any action taken hereunder shall be construed as (i) giving any Participant or employee the right to continue in the employ or service of the Company or a subsidiary, (ii) interfering in any way with the right of the Company or a subsidiary to terminate any Participant’s or employee’s employment or service at any time, or (iii) giving a Participant or employee any claim to be granted any bonus under this Plan or to be treated uniformly with other Participants and employees, or in any way preventing the Company from dealing with any employee without regard to the existence of the Plan.

          (c) The Plan shall at all times be entirely unfunded and no provision shall at any time be made with respect to segregating assets of the Company or any subsidiary thereof for payment of any bonuses hereunder. No Participant or any other person shall have any interest in any particular assets of the Company or any subsidiary thereof by reason of the right to receive a bonus under the Plan and any such participant or any other person shall have only the rights of a general unsecured creditor of the Company or any subsidiary thereof with respect to any rights under the Plan.

     10. Termination or Amendment. The Board may amend, alter, suspend, discontinue or terminate this Plan or the Committee’s authority to grant bonuses under this Plan without the consent of employees who may be eligible to receive bonuses. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any bonus which has not been paid. If the Plan is terminated before the end of a Bonus Cycle or Plan Year or before a Bonus Cycle Award is paid, no Annual Bonus for such Plan Year shall be distributed to Participants unless the Board determines otherwise, in which case the applicable bonus amounts may be distributed pro rata according to a formula chosen in the sole discretion of the Committee; provided, however, that to the extent any Bonus Cycle Award has previously been paid during the Plan Year in which such termination occurs, Participants shall be entitled to retain the amounts previously paid.

     11. Company Powers. The adoption of this Plan by the Board shall not be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable. Nothing contained in this Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action which is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on this Plan or any bonus award made under this Plan.

     12. Severability and Governing Law. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Texas, without giving effect to any conflict of law provisions thereof, except to the extent Texas law is preempted by federal law.

     13. Effective Date. This Plan is effective as of July 1, 2008.

LYRIS, INC.

By:	/s/ Luis Rivera

Name:	Luis Rivera

Title:	Chief Executive Officer

APPENDIX A

LYRIS, INC.
ANNUAL INCENTIVE BONUS PLAN
ANNUAL PERFORMANCE CRITERIA

[EXECUTIVE]
PLAN YEAR	_____________			$___________

Total Target			Key variables
Compensation (TTC)
(All currency in USD unless otherwise described)

Base Pay:	$_________
Target Incentive:	$_________	annualized
TTC	$___________		Target
Incentive
Incentive Split:	Net New MRR	____%	$_________
	Total Revenue	____%	$_________
	EBITDA	____%	$_________

Incentive Plan Details

1. Net New MRR - $000s	Potential Award	$_________	Net New MRR = new MRR minus churn
@ 100% =

Plan Year Total	% achievement	Target Payout	Payout ($US)
%
$_________	_____%	_____%	$_________
$_________	_____%	_____%	$_________
$_________	_____%	_____%	$_________
$_________	_____%	_____%	$_________
$_________	_____%	_____%	$_________

Quarter	Target Revenue	Target	Revenue	Incentive
	($000)	Incentive	Attained	Paid ($US)
		($US)	($000)
Q1	$_________	$_________
Q2	$_________	$_________
Q3	$_________	$_________
Q4	$_________	$_________

A-1

2. Total Revenue - $M	Potential Award	$_________
@ 100% =

Plan Year Total	% achievement	Target Payout	Payout ($US)
%
$_________	_____%	_____%	$_________
$_________	_____%	_____%	$_________
$_________	_____%	_____%	$_________
$_________	_____%	_____%	$_________
$_________	_____%	_____%	$_________

Quarter	Target Revenue	Target	Revenue	Incentive
	($M)	Incentive	Attained ($M)	Paid ($US)
($US)
Q1	$_________	$_________
Q2	$_________	$_________
Q3	$_________	$_________
Q4	$_________	$_________

3. CORP EBITDA - $000	Potential Award	$_________
@ 100% =

Plan Year Total	% achievement	Target Payout	Payout ($US)	Incentive
		%		Paid ($US)
$_________	_____%	_____%	$_________
$_________	_____%	_____%	$_________
$_________	_____%	_____%	$_________
$_________	_____%	_____%	$_________
$_________	_____%	_____%	$_________

Quarter	Target Revenue	Target	Revenue	Incentive
	($000)	Incentive	Attained	Paid ($US)
		($US)	($000)
Q1	$_________	$_________
Q2	$_________	$_________
Q3	$_________	$_________
Q4	$_________	$_________

Calculation and Payment of Incentive

Incentive payments will be calculated and paid quarterly to a maximum of 100% achievement per quarter. Unless otherwise specified, incentive payments in excess of 100% will be calculated and presented to the Board of Directors at the end of the fiscal year and will be paid to the Executive pursuant to the terms of the Annual Incentive Bonus Plan. This award is subject to the terms and conditions of and will be construed and interpreted in accordance with the terms of the Annual Incentive Bonus Plan.

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Signature:

Date:

Quarter	Target Revenue	Prior Rev	Diff	Target	Revenue	Incentive
	($M)			Incentive	Attained	Paid
				($US)	($M)	($US)
Q1	$_________	$_________	$_________	$_________
Q2	$_________	$_________	$_________	$_________
Q3	$_________	$_________	$_________	$_________
Q4	$_________	$_________	$_________	$_________

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